Exhibit 10.6(c)

NEVRO CORP.

SECOND AMENDMENT TO

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Second Amendment to Amended and Restated Registration Rights Agreement (this “Second Amendment”), by and among Nevro Corp., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company is made and entered into as of October 24, 2014, with respect to that certain Amended and Restated Registration Rights Agreement, dated as of February 8, 2013, as amended on March 5, 2013, by and among the Company and each of the stockholders of the Company listed on Exhibit A thereto, as such Exhibit A may be amended from time to time (the “Stockholders”) (as previously amended, the “Original Agreement”).  Capitalized terms used in this Second Amendment and not otherwise defined shall have the meaning ascribed to them in the Original Agreement.

RECITALS

WHEREAS, the Company and the undersigned Stockholders desire to amend the Original Agreement in certain respects as set forth herein.

WHEREAS, pursuant to Section 14.3 of the Original Agreement, the provisions of the Original Agreement may be amended or waived at any time by the written agreement of the Company and Stockholders holding at least 70% of the Registrable Securities.

WHEREAS, any amendment or waiver effected in accordance with Section 14.3 of the Original Agreement shall be binding upon each holder of Registrable Securities and the Company.

WHEREAS, the undersigned Stockholders hold, in the aggregate, not less than 70% of the Registrable Securities, voting together as a single class on an as-converted basis.

AGREEMENT

NOW, THEREFORE, in consideration of the recitals and the mutual premises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Amendments.

(A).         The definition of “Qualified IPO” in Section 1 of the Original Agreement is hereby amended to read as follows:

“Qualified IPO” means a firm commitment underwritten public offering of Common Stock of the Company that yields net proceeds to the Company of not less than $50,000,000 (before deduction of underwriters commissions and expenses); provided, however, that if such offering is consummated after March 31, 2015, such offering must also be at an equivalent price per share of Common Stock of not less than 2.5 times the

Series C Original Issue Price (as adjusted for any equity split, equity combination, in-kind equity distribution, recapitalization or similar transaction).

2.             Reference to and Effect on the Original Agreement.  On or after the date hereof, each reference in the Original Agreement to “this Agreement,” “hereunder,” “herein” or words of like import shall mean and be a reference to the Original Agreement as amended hereby.  No reference to this Second Amendment need be made in any instrument or document at any time referring to the Original Agreement, a reference to the Agreement, in any of such to be deemed a reference to the Original Agreement as amended hereby.

3.             No Other Amendments.  Except as set forth herein, the Original Agreement shall remain in full force and effect in accordance with its terms.

4.             Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which may be executed by less than all of the parties necessary to give effect to this Second Amendment, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

5.             Headings.  All section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provisions of this Second Amendment or the Original Agreement.

6.             Governing Law.  This Second Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

(Signature Pages Follow)

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

NEVRO CORP.

By:	/s/ Michael DeMane
	Name:	Michael DeMane
	Title:	Chief Executive Officer

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

NOVO A/S

By:	/s/ Thomas Dyrberg MD
	Name:	Thomas Dyrberg MD
	Title:	Senior Partner

Address:		Novo Ventures
Tuborg Havnevej 19
DK-2900 Hellerup
Denmark

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

JOHNSON & JOHNSON DEVELOPMENT CORPORATION

By:	/s/ Michael P. Chuisano
Name:	Michael P. Chuisano
Title:	Vice President and COO

Address:	410 George St.
New Brunswick, NJ 08901

With a Copy to:	Assistant General Counsel
One Johnson & Johnson Plaza
New Brunswick, NJ 08933

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

ABERDARE VENTURES III, LP
By:	Aberdare GP III, LLC
Its:	General Partner

	By:	/s/ John H. Odden
	Name:	John H. Odden
	Title:	Manager

ABERDARE PARTNERS III, LP
By:	Aberdare GP III, LLC
Its:	General Partner

	By:	/s/ John H. Odden
	Name:	John H. Odden
	Title:	Manager

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

BAY CITY CAPITAL FUND IV, L.P.
By:	Bay City Capital Management IV LLC
Its:	General Partner
By:	Bay City Capital LLC
Its:	Manager

	By:	/s/ Carl Goldfischer, MD
	Name:	Carl Goldfischer, MD
	Title:	Manager and Managing Director

BAY CITY CAPITAL FUND IV
CO-INVESTMENT FUND, L.P.
By:	Bay City Capital Management IV LLC
Its:	General Partner
By:	Bay City Capital LLC
Its:	Manager

	By:	/s/ Carl Goldfischer, MD
	Name:	Carl Goldfischer, MD
	Title:	Manager and Managing Director

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

THREE ARCH PARTNERS IV, L.P.
By:	Three Arch Management IV, L.L.C.
Its:	General Partner

	By:	/s/ Wilfred Jaeger
	Name:	Wilfred Jaeger
	Title:	Managing Member

THREE ARCH ASSOCIATES IV, L.P.
By:	Three Arch Management IV, L.L.C.
Its:	General Partner

	By:	/s/ Wilfred Jaeger
	Name:	Wilfred Jaeger
	Title:	Managing Member

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

MPM BIOVENTURES IV-QP, L.P.
By:	MPM BIOVENTURES IV GP LLC, its
General Partner

By:	MPM BIOVENTURES IV LLC, its
Managing Member

By:	/s/ James Scopa
Name:	James Scopa
Title:	Member

MPM BIOVENTURES IV GMBH & CO. BETEILIGUNGS KG
By:	MPM BIOVENTURES IV GP LLC, in its
capacity as the Managing Limited Partner

By:	MPM BIOVENTURES IV LLC, its
Managing Member

By:	/s/ James Scopa
Name:	James Scopa
Title:	Member

MPM ASSET MANAGEMENT INVESTORS BV4 LLC

By:	MPM BIOVENTURES IV LLC, its
Manager

By:	/s/ James Scopa
Name:	James Scopa
Title:	Member

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

AMV PARTNERS II, L.P.
By:	Accuitive Medical Ventures II, LLC
Its:	General Partner

	By:	/s/ Gordon T. Wyatt
	Name:	Gordon T. Wyatt
	Title:	Managing Member/CFO

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

COVIDIEN GROUP S.A.R.L.

By:	/s/ Michelangelo F. Stefani
Name:	Michelangelo F. Stefani
Title:	General Manager

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

NEA VENTURES 2013, LIMITED PARTNERSHIP

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Vice-President

NEW ENTERPRISE ASSOCIATES 14, L.P.

By: NEA Partners 14, L.P.

By: NEA 14 GP, LTD.

Its:

By:	/s/ Louis S. Citron
Name:	Louis S. Citron
Title:	Chief Legal Officer

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

/s/ Andrew Galligan
ANDREW GALLIGAN

ANDRE WALKER

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have duly executed this Second Amendment as of the date first above written.

/s/ Michael DeMane
MICHAEL DEMANE

THE MICHAEL F. DEMANE 2012 RETAINED ANNUITY TRUST U/A/D JULY 26, 2012

By:	/s/ Michael DeMane
Name:	Michael DeMane
Title:	Trustee

THE MICHAEL F. DEMANE 2013 RETAINED ANNUITY TRUST

By:	/s/ Michael DeMane
Name:	Michael DeMane
Title:	Trustee

SIGNATURE PAGE TO NEVRO CORP.

SECOND AMENDMENT TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT